Exhibit 10b

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Financial Highlights” in the Prospectus and to the incorporation by reference in this Post-Effective Amendment Number 30 to the Registration Statement (Form N-1A) (No. 333-32242) of Mercury Select Growth Fund of Mercury Funds, Inc. of our report dated November 8, 1999, included in the 1999 annual report to shareholders of the Turner Large Cap Growth Equity Fund.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania January 24, 2002